                                                                     EXHIBIT 23




                        INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 33-64335 and 33-64335-01 of Starwood Lodging Trust and Starwood Lodging Corporation on Form S-3, of our report dated March 24, 1995, appearing in this Annual Report on Form 10-K of Starwood Lodging Trust and Starwood Lodging Corporation for the year ended December 31, 1995.



DELOITTE & TOUCHE LLP

Los Angeles, California
March 5, 1996

                                                                EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-64335 and 33-64335-01 of Starwood Lodging Trust and Starwood Lodging Corporation on Form S-3 of our report dated January 31, 1996 appearing in the Annual Report on Form 10-K of Starwood Lodging Trust and Starwood Lodging Corporation for the year ended December 31, 1995.

                                          /s/ Coopers & Lybrand L.L.P.

                                              Coopers & Lybrand L.L.P.

Los Angeles, California
March 5, 1996